                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                              -----------------------

                                      FORM 8-K

                                   CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event report):  November 30, 1998


             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION AND
                                BANK OF AMERICA, FSB

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              (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)


                                   UNITED STATES
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                   (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                    333-3525-01
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                              (COMMISSION FILE NUMBER)

                                     94-1687665
                                     91-0221850
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                      (I.R.S. EMPLOYER IDENTIFICATION NUMBERS)


                               555 CALIFORNIA STREET
                              SAN FRANCISCO, CA 94104
                                   (415) 622-2220
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     (ADDRESS AND TELEPHONE NUMBER OF REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)

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Item 5.   Other Events

          (a)  Monthly Report


The following are filed herewith.  The exhibit numbers correspond with Item 601
(b) of Regulation S-K.

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
          Exhibit No.         Description
          20                  Monthly Statements mailed to Certificate
                              Holders pursuant to the Pooling and
                              Servicing Agreement by and between
                              Bank of America National Trust and
                              Savings Association, contract
                              seller, Bank of America, FSB,
                              acting through its division,
                              BankAmerica Housing Services,
                              contract seller and servicer, and
                              The First National Bank of Chicago,
                              as Trustee, dated as of March 1,
                              1998 (a copy of which agreement was
                              filed by the registrant with the
                              Commission on April 1, 1998 as an
                              exhibit to a report on Form 8-K).
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                         BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION

                         BANK OF AMERICA, FSB

                         BY:      /s/     Suzanne W. Castleberry
                              -------------------------------------------
                                        Suzanne W. Castleberry*
                         Dated:         December 22, 1998


*  Suzanne W. Castleberry is Vice President of Bank of America, FSB.